UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2012

This report on Form N-CSR relates solely to the Registrant's Fidelity Real Estate High Income Fund series (the "Fund").

Item 1. Reports to Stockholders

Fidelity®

Real Estate High Income
Fund

Annual Report

November 30, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets and cash flows as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call (collect) 1-401-292-6402 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $1,000,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income Fund	18.94%	5.38%	7.35%

$1,000,000 Over 10 Years

Let's say hypothetically that $1,000,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 2002. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. CMBS ex AAA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Commercial mortgage-backed securities (CMBS) delivered a solid gain during the 12 months ending November 30, 2012, as reflected by the 17.02% return of the Barclays® U.S. CMBS ex AAA Index. For comparison purposes, the Barclays® U.S. Aggregate Bond Index, a measure of investment-grade bonds, returned 5.51%, while the S&P 500® Index, a large-cap stock benchmark, gained 16.13%. A number of factors worked in favor of CMBS, including declining Treasury yields, an accommodative Federal Reserve, investors' search for yield in a low interest rate environment and gradually improving commercial real estate fundamentals. The spreads of CMBS over Treasuries temporarily widened during the second quarter of 2012, as the markets experienced another surge of anxiety over the European sovereign debt crisis. However, those concerns faded as the summer progressed, and spreads ended the period at lower levels than a year ago. In September, the Fed announced it would purchase $40 billion a month in agency mortgage-backed securities, which depressed agency yields, injected additional liquidity into the market and, as a result, caused the spreads of CMBS and other spread products to tighten. New issuance of CMBS continued to grow, although it remained far from what was seen at the 2007 peak in securitization, before the Great Recession.

Comments from Stephen Rosen and David Bagnani, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Fidelity® Real Estate High Income Fund: For the year, the fund returned 18.94%, outpacing the Barclays® CMBS index. Versus this index, the fund modestly underperformed during the first six months of the period but handily outperformed during the second half, resulting in strong relative performance for the year overall. Contributors to absolute performance included CSFB 2002-CKP1 KZ, a CMBS position. Near the beginning of the period, our bond was near the bottom of a credit stack that had some serious delinquencies, raising the possibility that the fund might incur a loss of principal here. However, during the period, more loans paid off than expected, improving the credit standing of our bond and boosting its price. Other contributors included CBRE 2007-1A A1 and CRSTC 2002-1A D, two commercial real estate collateralized debt obligations. Conversely, while none of the fund's holdings did much damage, performance was hampered by BALL 2005-M1B1 K, a deeply subordinated bond whose credit rating was downgraded during the period due to the nonperforming status of its underlying loans. Also weighing on performance were CSMC 2007-TFL1 L and CSFB 2003-C3 J, the latter of which we sold. All three detractors we've just mentioned were CMBS holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period* June 1, 2012 to November 30, 2012
Actual	.80%	$ 1,000.00	$ 1,106.40	$ 4.21
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.00	$ 4.04

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of November 30, 2012	As of May 31, 2012
AAA,AA,A 29.1%	AAA,AA,A 33.0%
BBB 23.5%	BBB 24.2%
BB 8.9%	BB 10.2%
B 6.9%	B 8.8%
CCC,CC,C 7.1%	CCC,CC,C 6.9%
D 1.3%	D 1.6%
Not Rated 11.5%	Not Rated 4.3%
Equities 5.5%	Equities 5.9%
Short-Term Investments and Net Other Assets 6.2%	Short-Term Investments and Net Other Assets 5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. Where neither Moody's nor S&P ratings are not available, we have used Fitch® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of November 30, 2012	As of May 31, 2012
CMOs and Other Mortgage Related Securities 73.7%	CMOs and Other Mortgage Related Securities 73.4%
Asset-Backed Securities 6.9%	Asset-Backed Securities 8.2%
Nonconvertible Bonds 4.5%	Nonconvertible Bonds 5.4%
Convertible Bonds, Preferred Stocks 5.5%	Convertible Bonds, Preferred Stocks 5.9%
Floating Rate Loans 3.1%	Floating Rate Loans 1.9%
Other Investments 0.1%	Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 6.2%	Short-Term Investments and Net Other Assets (Liabilities) 5.1%

Annual Report

Investments November 30, 2012

Showing Percentage of Net Assets

Nonconvertible Bonds - 4.5%
		Principal Amount (d)	Value
Healthcare - 1.2%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19		$ 2,725,000	$ 2,861,250
Omega Healthcare Investors, Inc.:
5.875% 3/15/24		1,790,000	1,915,300
6.75% 10/15/22		1,230,000	1,349,925
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18		1,425,000	1,517,625
Senior Housing Properties Trust 6.75% 4/15/20		3,000,000	3,437,784
			11,081,884
Homebuilders/Real Estate - 1.7%
DDR Corp. 4.625% 7/15/22		288,000	313,286
Developers Diversified Realty Corp.:
7.5% 4/1/17		214,000	257,490
7.875% 9/1/20		2,437,000	3,141,517
Forest City Enterprises, Inc.:
6.5% 2/1/17		3,040,000	2,964,000
7.625% 6/1/15		1,473,000	1,476,683
HCP, Inc. 3.75% 2/1/16		1,000,000	1,062,454
Highwoods/Forsyth LP 5.85% 3/15/17		1,000,000	1,115,567
HMB Capital Trust V 3.9888% 12/15/36 (c)(e)(f)		1,000,000	0
Nationwide Health Properties, Inc. 6% 5/20/15		1,000,000	1,114,944
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		925,000	1,117,863
Standard Pacific Corp. 8.375% 5/15/18		1,000,000	1,155,000
Ventas Realty LP 4.25% 3/1/22		1,000,000	1,068,068
Wrightwood Capital LLC 1.9% 4/20/20		1,045,009	595,655
			15,382,527
Hotels - 1.6%
FelCor Lodging LP 6.75% 6/1/19		3,000,000	3,157,500
Host Hotels & Resorts LP:
4.75% 3/1/23		890,000	945,625
5.875% 6/15/19		450,000	492,750
6% 11/1/20		805,000	885,500
Times Square Hotel Trust 8.528% 8/1/26 (e)		7,353,545	8,749,246
			14,230,621
TOTAL NONCONVERTIBLE BONDS (Cost $38,185,954)			40,695,032
Asset-Backed Securities - 6.9%
		Principal Amount (d)	Value
Anthracite CDO I Ltd. Series 2002-CIBA:
Class B, 6.633% 5/24/37 (e)		$ 452,071	$ 452,071
Class E, 9.314% 5/24/37 (e)		1,570,000	1,583,973
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.5675% 3/23/19 (e)(f)		1,243,978	1,219,098
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 4.4075% 6/26/34 (e)(f)		209,489	17,040
Atherton Franchise Loan Funding LLP Series 1998-A Class F, 7.44% 5/15/20 (c)(e)		49,645	993
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 1.7075% 3/20/50 (e)(f)		750,000	34,500
Class E, 2.3075% 3/20/50 (e)(f)		3,000,000	0
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A:
Class A2, 5.16% 6/25/35 (e)		3,238,269	3,269,680
Class B, 5.267% 6/25/35 (e)		2,203,500	2,223,111
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.6013% 4/7/52 (e)(f)		4,161,528	3,786,990
Countrywide Home Loan Trust Series 2006-BC2 Class N, 6.5% 2/25/47 (e)		344,423	0
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (e)		753,385	755,269
Class B2, 1.7123% 12/28/35 (e)(f)		786,449	762,856
Class D, 9% 12/28/35 (e)		5,286,325	3,324,041
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A:
Class B1, 1.8623% 6/28/38 (e)(f)		460,000	459,126
Class D, 9% 6/28/38 (e)		4,569,275	3,061,414
Crest G-Star Ltd. Series 2001-2A Class C, 10% 2/25/32 (e)		1,531,362	1,301,658
Crest Ltd.:
Series 2000-1A Class D, 10% 8/31/36 (e)		1,639,280	1,032,746
Series 2002-IGA Class B, 1.6633% 7/28/35 (e)(f)		97,996	98,094
Series 2004-1A Class H1, 4.0033% 1/28/40 (e)(f)		2,383,178	0
Fairfield Street Solar Corp. Series 2004-1A:
Class E1, 3.6765% 11/28/39 (e)(f)		1,049,286	31,479
Class F, 5.1765% 11/28/39 (e)(f)		1,122,685	28,067
G-Star Ltd. Series 2002-1A Class C, 8% 4/25/37 (e)		3,566,969	3,138,933
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7075% 6/25/35 (f)(h)		940,894	31,683
Guggenheim Structured Real Estate Funding Ltd. Series 2006-3 Class E, 1.8575% 9/25/46 (e)(f)		1,580,000	553,000
Asset-Backed Securities - continued
		Principal Amount (d)	Value
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.7575% 8/26/30 (e)(f)		$ 550,000	$ 473,000
Class E, 2.2075% 8/26/30 (e)(f)		1,127,778	623,097
Home Equity Asset Trust Series 2006-3N Class B, 6.5% 8/27/36 (e)		990,000	0
Long Beach Asset Holdings Corp. Series 2006-4 Class N1, 5.877% 6/25/46 (e)		906,885	0
Merit Securities Corp. Series 13 Class M1, 7.8911% 12/28/33 (f)		1,665,000	1,799,211
N-Star Real Estate CDO Ltd. Series 1A:
Class B1, 1.9865% 8/28/38 (e)(f)		3,810,000	3,505,200
Class C1B, 7.696% 8/28/38 (e)		910,181	746,349
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A Class D, 5.194% 7/24/39 (e)		1,094,275	1,095,369
Prima Capital Ltd. Series 2006-CR1A Class A2, 5.533% 12/28/48 (e)		1,790,000	1,825,800
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33		344,717	98,302
Resource Real Estate Funding CDO Series 2007-1A Class J, 3.1575% 9/25/46 (e)(f)		1,190,000	321,300
Taberna Preferred Funding III Ltd. Series 2005-3A:
Class D, 2.9628% 2/5/36 (e)(f)		2,377,305	238
Class E, 4.8128% 2/5/36 (e)(f)		686,628	69
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp. Series 2003-1A Class B2, 5.4802% 12/28/38 (e)		778,000	767,808
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.8693% 9/25/26 (e)(f)		4,815,000	2,436,390
Series 2006-1A:
Class A1A, 0.6293% 9/25/26 (e)(f)		6,940,413	6,325,492
Class A1B, 0.6993% 9/25/26 (e)(f)		7,893,000	6,729,572
Class A2A, 0.5893% 9/25/26 (e)(f)		4,681,197	4,575,870
Class A2B, 0.6793% 9/25/26 (e)(f)		630,000	561,330
Class B, 0.7293% 9/25/26 (e)(f)		360,000	296,136
Class C 0.8993% 9/25/26 (e)(f)		1,290,000	1,039,740
Class G, 1.7193% 9/25/26 (e)(f)		496,000	360,096
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class A1, 0.6315% 11/21/40 (e)(f)		1,530,560	1,346,893
TOTAL ASSET-BACKED SECURITIES (Cost $72,390,137)			62,093,084
Collateralized Mortgage Obligations - 2.7%
		Principal Amount (d)	Value
Private Sponsor - 2.6%
Countrywide Home Loans, Inc.:
Series 2002-R1:
Class B3, 6.61% 7/25/32 (e)(f)		$ 589,401	$ 182,731
Class B4, 6.61% 7/25/32 (e)(f)		589,178	125,499
Series 2002-R2 Class 2B4, 3.6714% 7/25/33 (e)(f)		104,863	35,938
Series 2002-R3:
Class B3, 5.75% 8/25/43 (e)		539,735	131,786
Class B4, 5.75% 8/25/43 (e)		150,075	9,395
Series 2003-40:
Class B3, 4.5% 10/25/18 (e)		77,724	44,669
Class B4, 4.5% 10/25/18 (e)		31,192	2,967
Class B5, 4.5% 10/25/18 (e)		26,617	265
Series 2003-50:
Class B4, 5% 11/25/18 (e)		98,922	50,961
Class B5, 5% 11/25/18 (e)		97,735	8,740
Series 2003-R1:
Class 2B4, 3.2429% 2/25/43 (e)(f)		80,412	28,665
Class 2B5, 3.2429% 2/25/43 (e)(f)		226,290	26,469
Series 2003-R3 Class B3, 5.5% 11/25/33		182,728	11,385
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (e)(f)		189,793	6,737
Credit Suisse First Boston Mortgage Acceptance Corp. Series 2004-6 Class B4, 4.7684% 9/25/19 (e)(f)		70,067	55,196
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-26:
Class 4B3, 7% 10/25/17		158,937	68,343
Class 4B4, 7% 10/25/17		176	0
FREMF Mortgage Trust:
Series 2010 K7 Class B, 5.4352% 4/25/20 (e)(f)		5,000,000	5,694,455
Series 2010-K6 Class B, 5.358% 12/25/46 (e)(f)		6,045,000	6,839,525
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (e)		7,500,000	7,738,583
Nomura Asset Acceptance Corp. Series 2001-R1A Class B1, 7% 2/19/30 (e)		333,052	159,098
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.159% 7/10/35 (e)(f)		501,756	400,702
Series 2005-A Class B6, 2.209% 3/10/37 (e)(f)		568,944	37,550
RESIX Finance Ltd. floater:
Series 2003-D Class B9, 11.709% 12/10/35 (e)(f)		183,582	96,931
Series 2004-A:
Class B7, 4.459% 2/10/36 (e)(f)		217,440	118,396
Class B9, 9.209% 2/10/36 (e)(f)		353,993	169,740
Collateralized Mortgage Obligations - continued
		Principal Amount (d)	Value
Private Sponsor - continued
RESIX Finance Ltd. floater: - continued
Series 2004-B:
Class B8, 4.959% 2/10/36 (e)(f)		$ 181,496	$ 75,757
Class B9, 8.459% 2/10/36 (e)(f)		308,020	133,342
Series 2004-C:
Class B7, 3.709% 9/10/36 (e)(f)		1,104,860	543,260
Class B8, 4.459% 9/10/36 (e)(f)		983,852	391,475
Class B9, 7.209% 9/10/36 (e)(f)		368,287	123,855
Series 2005-A Class B7, 3.209% 3/10/37 (e)(f)		629,034	19,689
Series 2005-B Class B7, 3.309% 6/10/37 (e)(f)		393,769	5,907
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 4.8128% 12/5/36 (e)(f)		4,062,490	406
TOTAL PRIVATE SPONSOR			23,338,417
U.S. Government Agency - 0.1%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates:
Class B3, 7% 9/25/41 (h)		444,338	236,928
Class B4, 7% 9/25/41 (h)		243,339	94,532
Class B5, 7% 9/25/41 (h)		111,646	11,634
Series 2002-W1 subordinate REMIC pass thru certificates:
Class 3B3, 3.1551% 2/25/42 (e)(f)		98,805	52,304
Class 3B5, 3.1551% 2/25/42 (e)(f)		77,501	8,992
Class B4, 6% 2/25/42 (e)		10,120	12
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 3.1992% 1/25/42 (e)(f)		84,482	30,216
Series 2003-W1 subordinate REMIC pass thru certificates:
Class B3, 5.75% 12/25/42 (h)		1,654,210	473,682
Class B4, 5.75% 12/25/42 (h)		412,381	18,021
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.18% 6/25/43 (f)(h)		298,686	92,779
Class 2B5, 3.18% 6/25/43 (f)(h)		234,004	32,174
TOTAL U.S. GOVERNMENT AGENCY			1,051,274
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $30,688,797)			24,389,691
Commercial Mortgage Securities - 71.0%
		Principal Amount (d)	Value
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (e)		$ 1,230,000	$ 1,455,284
Asset Securitization Corp.:
Series 1996-D2 Class B1A, 8.4675% 2/14/29 (e)(f)		668,246	694,239
Series 1997-D4:
Class B2, 7.525% 4/14/29		8,694	8,773
Class B5, 7.525% 4/14/29		4,476,925	3,957,275
Series 1997-D5:
Class A6, 7.3614% 2/14/43 (f)		56,201	56,315
Class A7, 7.4411% 2/14/43 (f)		2,865,000	2,929,961
Banc of America Commercial Mortgage Trust:
sequential payer Series 2006-4 Class AM, 5.675% 7/10/46		4,000,000	4,488,344
Series 2008-1 Class D, 6.2484% 2/10/51 (e)(f)		1,970,000	822,408
Banc of America Commercial Mortgage, Inc.:
sequential payer:
Series 2002-2 Class F, 5.487% 7/11/43		951,834	969,333
Series 2005-1 Class A3, 4.877% 11/10/42		196,951	196,853
Series 2005-4 Class AJ, 5.038% 7/10/45 (f)		3,070,000	3,102,456
Series 2003-1 Class G, 5.608% 9/11/36 (e)		2,210,000	2,216,970
Series 2004-4:
Class K, 4.637% 7/10/42 (e)(f)		1,650,000	24,505
Class L, 4.637% 7/10/42 (e)(f)		1,690,000	12,445
Series 2005-1 Class CJ, 5.1908% 11/10/42 (f)		4,020,000	4,229,088
Series 2005-4 Class H, 5.1968% 7/10/45 (e)(f)		525,000	54,915
Series 2005-6 Class AJ, 5.1899% 9/10/47 (f)		2,000,000	2,143,618
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.958% 11/15/15 (e)(f)		3,399,924	3,389,334
Banc of America Large Loan, Inc. floater Series 2005-MIB1:
Class J, 1.258% 3/15/22 (e)(f)		3,343,157	3,078,876
Class K, 2.208% 3/15/22 (e)(f)		4,742,501	2,853,785
Banc of America REMIC Trust Series 2012-CLMZ Class A, 7.708% 8/15/17 (e)(f)		2,770,000	2,846,175
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.4515% 3/11/39 (f)		3,175,000	3,175,655
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer Series 2006-T22 Class AJ, 5.5388% 4/12/38 (f)		2,007,000	2,124,116
Series 1998-C1 Class F, 6% 6/16/30 (e)		675,000	685,874
Series 1999-C1:
Class G, 5.64% 2/14/31 (e)		1,005,000	1,017,358
Class H, 5.64% 2/14/31 (e)		1,625,030	1,618,881
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
Bear Stearns Commercial Mortgage Securities Trust: - continued
Class I, 5.64% 2/14/31 (e)		$ 3,415,047	$ 2,561,739
Series 2003-T10 Class B, 4.84% 3/13/40		2,000,000	2,015,366
Series 2006-T22 Class B, 5.5388% 4/12/38 (e)(f)		1,370,000	1,370,040
Series 2007-BBA8:
Class K, 1.408% 3/15/22 (e)(f)		1,720,000	1,381,585
Class L, 2.108% 3/15/22 (e)(f)		3,980,125	2,637,139
Beckman Coulter, Inc. sequential payer Series 2000-A Class A, 7.4975% 12/15/18 (e)		3,949,157	4,234,681
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (e)(f)		102,596	57,197
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1 Class H, 0.4665% 10/25/22 (e)(f)		50,942	29,709
CFCRE Commercial Mortgage Trust Series 2011-C2 Class B, 5.5598% 12/15/47 (e)(f)		2,200,000	2,491,634
Chase Commercial Mortgage Securities Corp.:
Series 1998-1:
Class F, 6.56% 5/18/30 (e)		662,458	666,400
Class H, 6.34% 5/18/30 (e)		3,300,000	2,906,762
Series 1998-2 Class J, 6.39% 11/18/30 (e)		3,342,864	2,300,078
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class G, 6.4% 8/15/31 (e)		1,913,657	1,952,694
COMM pass-thru certificates:
floater Series 2006-FL12 Class AJ, 0.338% 12/15/20 (e)(f)		4,190,000	3,894,341
sequential payer:
Series 2003-LB1A Class D, 4.278% 6/10/38		4,150,000	4,128,195
Series 2004-RS1 Class A, 5.648% 3/3/41 (e)		1,466,474	1,478,939
Series 2001-J2A Class F, 6.9937% 7/16/34 (e)(f)		1,583,000	1,864,111
Commercial Mortgage Acceptance Corp. weighted average coupon Series 1998-C2 Class F, 5.44% 9/15/30 (e)(f)		683,434	695,961
Commercial Mortgage Asset Trust:
Series 1999-C1 Class F, 6.25% 1/17/32 (e)		5,380,000	4,765,324
Series 1999-C2:
Class G, 6% 11/17/32		4,575,000	3,568,903
Class H, 6% 11/17/32		2,938,046	1,310,360
Commercial Mortgage pass-thru certificates:
Series 2005 C6 Class B, 5.241% 6/10/44 (f)		5,875,000	5,217,470
Series 2005-C6 Class AJ, 5.209% 6/10/44 (f)		4,500,000	4,732,889
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR1:
Class C, 5.547% 5/15/45		$ 2,060,000	$ 2,262,659
Class D, 5.547% 5/15/45 (e)		2,570,000	2,355,426
Series 2012-CR2:
Class E, 4.8582% 8/15/45 (e)(f)		6,370,000	5,728,726
Class F, 4.25% 8/15/45 (e)		3,400,000	2,448,699
Series 2012-LC4:
Class C, 5.8244% 12/10/44 (f)		1,534,000	1,711,433
Class D, 5.8244% 12/10/44 (e)(f)		5,406,000	5,038,835
Communication Mortgage Trust Series 2011-THL:
Class E, 5.949% 6/9/28 (e)		3,176,000	3,294,474
Class F, 4.867% 6/9/28 (e)		4,170,000	3,839,990
Credit Suisse First Boston Mortgage Securities Corp.:
floater Series 1997-C2 Class H, 7.46% 1/17/35 (e)(f)		3,190,000	3,126,251
Series 1997-C2 Class F, 7.46% 1/17/35 (f)		1,080,901	1,094,774
Series 1998-C1:
Class F, 6% 5/17/40 (e)		11,690,235	12,420,173
Class H, 6% 5/17/40 (e)		2,501,083	1,181,527
Series 1998-C2:
Class F, 6.75% 11/15/30 (e)		7,574,000	8,094,970
Class G, 6.75% 11/15/30 (e)		1,065,000	1,181,992
Series 2001-CK6 Class NW, 6.08% 8/15/36 (h)		29,983	23,686
Series 2002-CKP1 Class KZ, 6.294% 12/15/35 (e)(f)		6,026,000	5,266,616
Credit Suisse Mortgage Capital Certificates floater Series 2007-TFL1 Class L, 2.108% 2/15/22 (e)(f)		2,374,028	438,611
DBUBS Mortgage Trust Series 2011-LC1A:
Class D, 5.5567% 11/10/46 (e)(f)		1,000,000	1,093,835
Class E, 5.5567% 11/10/46 (e)(f)		4,470,000	4,555,855
Class F, 5.5567% 11/10/46 (e)(f)		7,130,000	6,061,555
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		7,160,000	7,378,989
DLJ Commercial Mortgage Corp.:
Series 1998-CF2 Class B3, 6.04% 11/12/31 (e)		3,527,714	3,588,814
Series 1998-CG1 Class B4, 7.2035% 6/10/31 (e)(f)		5,777,000	5,860,934
Series 2000-CKP1 Class B3, 7.7033% 11/10/33 (f)		1,620,000	1,625,540
Extended Stay America Trust:
Series 2010-ESHA Class D, 5.4983% 11/5/27 (e)		8,500,000	8,524,550
Series 2010-ESHA, Class C4, 4.8603% 11/5/27 (e)		2,050,000	2,050,909
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust sequential payer Series 1998-C2 Class G, 7% 11/18/35 (e)(f)		3,007,000	3,205,029
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
Fontainebleau Miami Beach Trust Series 2012-FBLU:
Class D, 5.007% 5/5/27 (e)		$ 1,178,000	$ 1,244,654
Class E, 5.253% 5/5/27 (e)		822,000	861,280
Four Times Square Trust sequential payer Series 2006-4TS Class A, 5.401% 12/13/28 (e)		1,600,000	1,910,974
Freddie Mac:
pass-thru certificates Series K013 Class X3, 2.7898% 1/25/43 (f)(g)		5,370,000	948,074
Series KAIV Class X2, 3.6147% 6/25/46 (f)(g)		2,780,000	632,222
FREMF Mortgage Trust:
Series 2010-K9 Class B, 5.1639% 9/25/45 (e)(f)		2,300,000	2,579,636
Series 2011-K10 Class B, 4.5973% 11/25/49 (e)(f)		1,650,000	1,784,800
Series 2011-K11 Class B, 4.4203% 12/25/48 (e)(f)		3,190,000	3,407,099
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (e)		5,387,853	5,415,869
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class J, 5.1422% 7/10/45 (e)(f)		2,277,000	1,001,880
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C1 Class H, 6.6% 7/15/29		2,632,264	1,423,707
Series 1997-C2:
Class G, 6.75% 4/15/29 (f)		3,229,204	3,582,384
Class H, 6.75% 4/15/29 (f)		6,130,384	3,183,810
Series 1999-C1 Class F, 6.02% 5/15/33 (e)		2,695,028	2,753,968
Series 1999-C2I Class K, 6.481% 9/15/33 (h)		7,875,000	5,333,462
Series 1999-C3:
Class J, 6.974% 8/15/36		2,788,000	2,743,071
Class K, 6.974% 8/15/36		3,835,251	1,695,653
Series 2000-C1 Class K, 7% 3/15/33		446,112	339,049
Series 2003-C3 Class H, 5.7176% 4/10/40 (e)(f)		980,000	896,853
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (e)		3,380,000	3,413,347
Series 2003-C2 Class J, 5.234% 1/5/36 (e)(f)		3,210,000	3,022,026
Series 2005-GG3:
Class B, 4.894% 8/10/42 (f)		1,090,000	1,111,704
Class J, 4.685% 8/10/42 (e)(f)		900,000	641
Class K, 4.685% 8/10/42 (e)(f)		1,700,000	317
GS Mortgage Securities Corp. II:
Series 1997-GL Class H, 7.7995% 7/13/30 (e)(f)		3,736,000	3,901,983
Series 2004-GG2:
Class J, 5.067% 8/10/38 (e)(f)		420,000	43,405
Class K, 5.067% 8/10/38 (e)(f)		720,000	43,509
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
GS Mortgage Securities Corp. II: - continued
Series 2010-C1:
Class D, 5.9913% 8/10/43 (e)(f)		$ 4,985,000	$ 5,427,922
Class E, 4% 8/10/43 (e)		5,951,000	4,643,875
Series 2012-GCJ7:
Class C, 5.7221% 5/10/45 (f)		5,830,000	6,489,578
Class D, 5.906% 5/10/45 (e)(f)		5,670,000	5,374,624
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (e)		1,070,000	1,076,741
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.2277% 12/10/43 (e)(f)		4,100,000	4,211,344
Series 2011-GC5:
Class C, 5.3081% 8/10/44 (e)(f)		7,010,000	7,773,936
Class D, 5.3081% 8/10/44 (e)(f)		2,720,000	2,633,694
JP Morgan Chase Commercial Mortgage Trust Series 2012-C8 Class C, 4.7781% 10/15/45 (e)		1,500,000	1,556,615
JPMorgan Chase Commercial Mortgage Securities Corp.:
floater Series 2011-CCHP Class E, 5.15% 7/15/28 (e)(f)		2,000,000	2,018,560
Series 2001-A:
Class G, 6% 10/15/32 (e)(f)		1,409,302	45,805
Class X, 0.6312% 10/15/32 (e)(f)(g)		6,296,310	42,231
Series 2002-C1 Class E, 6.135% 7/12/37 (e)		5,386,469	5,392,351
Series 2003-C1 Class D, 5.192% 1/12/37		1,780,000	1,786,935
Series 2009-IWST:
Class C, 7.4453% 12/5/27 (e)(f)		2,260,000	2,782,406
Class D, 7.4453% 12/5/27 (e)(f)		10,670,000	12,603,592
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (e)		3,590,000	3,808,025
Series 2010-CNTR Class D, 6.1838% 8/5/32 (e)(f)		4,170,000	4,402,961
Series 2011-C4 Class E, 5.3893% 7/15/46 (e)(f)		2,440,000	2,316,399
Series 2012-CBX:
Class C, 5.1902% 6/16/45 (f)		1,480,000	1,609,512
Class D, 5.1902% 6/16/45 (e)(f)		4,050,000	4,089,285
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-CBX Class D, 5.097% 1/12/37 (f)		1,215,000	1,083,459
Series 2005-LDP5 Class AJ, 5.3208% 12/15/44 (f)		2,020,000	2,129,913
Series 2005-PRKS Class A, 10.0745% 1/15/15 (e)(f)		2,378,534	2,463,447
Series 2010-C2:
Class D, 5.5284% 11/15/43 (e)(f)		3,120,000	3,273,189
Class XB, 0.6692% 11/15/43 (e)(f)(g)		26,860,000	1,145,157
Series 2011-C5 Class C, 5.3142% 8/15/46 (e)(f)		5,803,234	6,484,899
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
JPMorgan Commercial Mortgage Finance Corp.:
Series 1999-C7:
Class H, 6% 10/15/35 (e)		$ 123,899	$ 123,714
Class NR, 6% 10/15/35 (e)		1,984,100	1,592,636
Series 1999-C8:
Class G, 6% 7/15/31 (e)		755,907	768,755
Class H, 6% 7/15/31 (e)		1,039,634	533,307
LB Commercial Conduit Mortgage Trust:
Series 1998-C1 Class K, 6.3% 2/18/30 (e)		1,696,004	554,224
Series 1998-C4 Class G, 5.6% 10/15/35 (e)		3,503,874	3,614,684
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.1129% 4/25/21 (f)		53,256	37,279
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		1,170,000	1,184,713
Series 2005-C3 Class AJ, 4.843% 7/15/40		7,880,000	8,211,047
Series 2005-C7:
Class AJ, 5.323% 11/15/40		8,400,000	8,852,441
Class AM, 5.263% 11/15/40 (f)		938,000	1,034,570
Series 2006-C6:
Class A4, 5.372% 9/15/39		3,000,000	3,470,097
Class AM, 5.413% 9/15/39		5,000,000	5,612,320
Series 2006-C7 Class AM, 5.378% 11/15/38		1,160,000	1,243,240
Series 2001-C7:
Class M, 5.868% 11/15/33		4,889,840	4,901,033
Class P, 5.868% 11/15/33		1,320,000	1,270,883
Series 2002-C1 Class K, 6.428% 3/15/34 (e)		2,438,090	2,438,480
Series 2004-C7 Class E, 4.918% 10/15/36		1,733,000	1,743,810
Series 2005-C1 Class E, 4.924% 2/15/40		4,636,000	4,582,830
Series 2005-C2 Class AJ, 5.205% 4/15/30 (f)		5,260,000	5,559,504
Series 2005-C7 Class C, 5.35% 11/15/40 (f)		1,140,000	1,116,718
Series 2006-C4:
Class AJ, 5.8859% 6/15/38 (f)		6,665,000	6,067,529
Class AM, 5.8859% 6/15/38 (f)		3,840,000	4,321,624
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2007-LLFA Class E, 1.108% 6/15/22 (e)(f)		4,770,000	4,581,509
LStar Commercial Mortgage Trust:
Series 2011-1 Class D, 5.5701% 6/25/43 (e)(f)		2,059,000	2,019,246
Series 2011-1 Class B, 5.5701% 6/25/43 (e)(f)		1,924,000	2,037,527
Mach One Trust LLC Series 2004-1A:
Class L, 5.45% 5/28/40 (e)(f)		1,393,000	905,450
Class M, 5.45% 5/28/40 (e)(f)		1,533,000	394,748
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
Merrill Lynch Financial Asset, Inc.:
Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	551,000	$ 439,870
Class G, 4.384% 7/12/37	CAD	275,000	214,593
Class H, 4.384% 7/12/37	CAD	184,000	140,367
Class J, 4.384% 7/12/37	CAD	275,000	205,116
Class K, 4.384% 7/12/37	CAD	275,000	200,574
Class L, 4.384% 7/12/37	CAD	184,000	131,247
Class M, 4.384% 7/12/37	CAD	772,000	480,412
Series 2005-CA17:
Class F, 4.525% 11/12/37 (f)	CAD	812,000	602,826
Class G, 4.525% 11/12/37 (f)	CAD	846,000	610,005
Class H, 4.525% 11/12/37 (f)	CAD	235,000	160,517
Class J, 4.525% 11/12/37 (f)	CAD	248,000	159,166
Class K, 4.525% 11/12/37 (f)	CAD	261,000	162,111
Class L, 4.525% 11/12/37 (f)	CAD	248,000	149,108
Class M, 4.525% 11/12/37 (f)	CAD	2,006,355	957,448
Merrill Lynch Mortgage Investors Trust:
Series 1997-C2 Class F, 6.25% 12/10/29 (f)		5,030,358	5,032,179
Series 1998-C3 Class E, 6.7944% 12/15/30 (f)		619,746	636,326
Series 1999-C1 Class G, 6.71% 11/15/31 (e)		490,205	245,102
Merrill Lynch Mortgage Trust:
Series 05-LC1 Class AJ, 5.3817% 1/12/44 (f)		1,440,000	1,564,099
Series 2002-MW1:
Class H, 5.695% 7/12/34 (e)		1,975,000	1,957,484
Class J, 5.695% 7/12/34 (e)		700,000	655,449
Series 2004-MKB1 Class F, 5.6638% 2/12/42 (e)(f)		1,380,000	1,344,350
Series 2006-C1:
Class AJ, 5.6851% 5/12/39 (f)		3,440,000	3,309,046
Class AM, 5.8742% 5/12/39 (f)		700,000	780,669
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (e)		517,326	475,940
Series 2004-C2 Class A, 5.318% 10/15/40 (e)		3,298,447	2,721,219
Series 2004-C1 Class IO, 9.1443% 1/15/37 (e)(f)(g)		437,117	19,670
Series 2004-C2:
Class D, 7.347% 10/15/40 (e)		1,074,000	107
Class E, 8.309% 10/15/40 (e)		441,000	44
Class F, 10.223% 10/15/40 (e)		772,000	77
Class G, 12.52% 10/15/40 (e)(f)		497,000	50
Series 2005-C3:
Class D, 7.7% 5/15/44 (e)		1,039,000	104
Class E, 8.757% 5/15/44 (e)		738,000	74
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
Mezz Capital Commercial Mortgage Trust: - continued
Class F, 10.813% 5/15/44 (e)		$ 413,583	$ 41
Morgan Stanley Capital I Trust:
floater Series 2006-XLF Class J, 0.638% 7/15/19 (e)(f)		2,750,000	2,355,898
sequential payer:
Series 2012-C4 Class E, 5.71% 3/15/45 (e)		1,570,000	1,441,755
Series 2004-RR2 Class A2, 5.45% 10/28/33 (e)		732,948	736,612
Series 2006-HQ10 Class AM, 5.36% 11/12/41		4,640,000	5,149,156
Series 2006-HQ9 Class AM, 5.773% 7/12/44		1,098,000	1,233,796
Series 2007-IQ16 Class A3, 5.852% 12/12/49		2,305,000	2,379,652
Series 1997-RR:
Class F, 7.3976% 4/30/39 (e)(f)		637,752	597,892
Class G1, 7.3976% 4/30/39 (e)(f)		549,806	10,996
Series 1998-CF1:
Class F, 7.35% 7/15/32 (e)		2,170,000	2,231,255
Class G, 7.35% 7/15/32 (e)		1,482,532	1,087,285
Series 1998-HF2 Class G, 6.01% 11/15/30 (e)		1,629,728	1,632,751
Series 1999-CAM1:
Class M, 6.54% 3/15/32 (e)		2,262,373	1,641,352
Class N, 6.54% 3/15/32 (e)		305,233	51,699
Series 1999-WF1:
Class L, 5.91% 11/15/31 (e)		1,071,000	1,111,876
Class N, 5.91% 11/15/31 (e)		1,600,000	1,393,499
Class O, 5.91% 11/15/31 (e)		1,478,486	383,861
Series 2003-IQ5 Class C, 5.2986% 4/15/38 (f)		1,200,000	1,229,628
Series 2005-HQ5 Class B, 5.272% 1/14/42		6,890,000	7,155,809
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		5,000,000	5,512,310
Series 2011-C1:
Class C, 5.254% 9/15/47 (e)(f)		2,050,000	2,274,405
Class D, 5.254% 9/15/47 (e)(f)		10,522,000	11,041,207
Class E, 5.254% 9/15/47 (e)(f)		1,500,000	1,489,163
Series 2011-C2:
Class D, 5.3174% 6/15/44 (e)(f)		3,830,000	3,983,062
Class E, 5.3174% 6/15/44 (e)(f)		4,900,000	4,781,832
Class F, 5.3174% 6/15/44 (e)(f)		3,620,000	3,049,126
Series 2011-C3:
Class C, 5.1844% 7/15/49 (e)(f)		1,920,000	2,107,404
Class D, 5.357% 7/15/49 (e)		7,530,000	7,711,842
Class E, 5.1844% 7/15/49 (e)(f)		2,630,000	2,454,892
Series 2012-C4 Class D, 5.5264% 3/15/45 (e)(f)		1,950,000	2,047,781
Morgan Stanley Dean Witter Capital I Trust:
Series 2000-LIFE Class H, 6.5% 11/15/36 (e)		582,019	583,910
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
Morgan Stanley Dean Witter Capital I Trust: - continued
Series 2000-PRIN Class C, 7.9137% 2/23/34 (f)		$ 2,519,000	$ 2,788,415
Series 2001-TOP3 Class E, 7.3449% 7/15/33 (e)(f)		1,130,000	1,148,829
Series 2003-TOP9 Class E, 5.7568% 11/13/36 (e)(f)		630,000	642,977
Motel 6 Trust Series 2012-MTL6 Class D, 3.7812% 10/5/25 (e)		2,000,000	2,011,572
NationsLink Funding Corp.:
Series 1998-2:
Class F, 7.105% 8/20/30 (e)		2,153,914	2,182,882
Class G, 5% 8/20/30 (e)		2,427,000	2,461,927
Class J, 5% 8/20/30 (e)		2,240,000	2,193,518
Series 1999-SL Class X, 11/10/30 (f)(g)		243,631	243,986
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (e)		7,453,000	7,523,163
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (e)		2,185,132	2,664,332
RBSCF Trust Series 2010-MB1 Class D, 4.678% 4/15/24 (e)(f)		5,717,000	5,785,724
Real Estate Asset Liquidity Trust:
Series 2006-2:
Class F, 4.456% 9/12/38 (e)	CAD	1,170,000	1,021,169
Class G, 4.456% 9/12/38 (e)	CAD	585,000	491,722
Class H, 4.456% 9/12/38 (e)	CAD	390,000	304,285
Class J, 4.456% 9/12/38 (e)	CAD	390,000	286,944
Class K, 4.456% 9/12/38 (e)	CAD	195,000	127,133
Class L, 4.456% 9/12/38 (e)	CAD	281,000	171,644
Class M, 4.456% 9/12/38 (e)	CAD	1,400,602	310,195
Series 2007-1:
Class F, 4.57% 4/12/23	CAD	1,515,000	1,187,979
Class G, 4.57% 4/12/23	CAD	505,000	381,713
Class H, 4.57% 4/12/23	CAD	505,000	368,047
Class J, 4.57% 4/12/23	CAD	505,000	354,967
Class K, 4.57% 4/12/23	CAD	253,000	171,562
Class L, 4.57% 4/12/23	CAD	757,000	495,359
Class M, 4.57% 4/12/23	CAD	2,222,418	1,000,787
RMF Commercial Mortgage, Inc. Series 1997-1 Class G, 9.35% 1/15/19 (e)(f)		384,889	300,213
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 1999-C1 Class H, 7% 5/18/32 (e)(f)		2,500,000	2,546,543
Series 2001-MMA Class E3, 6.5% 2/18/34 (e)(f)		1,360,000	1,386,625
TIAA Seasoned Commercial Mortgage Trust:
sequential payer Series 2007-C4 Class AJ, 5.5849% 8/15/39 (f)		3,150,000	3,435,617
Commercial Mortgage Securities - continued
		Principal Amount (d)	Value
TIAA Seasoned Commercial Mortgage Trust: - continued
Series 2007-C4 Class F, 5.5849% 8/15/39 (f)		$ 5,345,000	$ 3,713,118
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (e)		1,530,000	1,580,796
UBS Commercial Mortgage Trust Series 2007-FL1 Class G, 0.783% 7/15/24 (e)(f)		2,500,000	1,755,738
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 5.8749% 1/10/45 (e)(f)		1,794,000	2,157,179
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (e)		1,330,000	1,527,352
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,430,000	2,489,085
Series 2004-C11:
Class D, 5.3847% 1/15/41 (f)		2,720,000	2,703,011
Class E, 5.4347% 1/15/41 (f)		2,465,000	2,354,600
Series 2004-C12 Class D, 5.3079% 7/15/41 (f)		2,030,000	2,053,656
Series 2004-C14:
Class B, 5.17% 8/15/41		1,920,000	2,023,632
Class C, 5.21% 8/15/41		1,260,000	1,301,240
Series 2004-C15 Class 175C, 5.8479% 10/15/41 (e)(f)		2,300,000	2,258,232
Wells Fargo Commercial Mortgage Trust:
Series 2010-C1 Class XB, 0.578% 11/15/43 (e)(f)(g)		26,055,541	915,983
Series 2012-LC5 Class D, 4.7802% 10/15/45 (e)		2,727,000	2,438,241
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (e)		2,240,000	2,503,070
Class D, 5.5488% 3/15/44 (e)(f)		1,370,000	1,351,941
Series 2011-C4 Class E, 5.4179% 6/15/44 (e)		2,050,000	1,942,928
Series 2011-C5:
Class C, 5.6366% 11/15/44 (e)(f)		1,670,000	1,896,150
Class D, 5.6366% 11/15/44 (e)(f)		3,575,000	3,786,804
Series 2012-C6 Class D, 5.5637% 4/15/45 (e)(f)		3,250,000	3,125,005
Series 2012-C7 Class C, 4.8506% 6/15/45 (f)		3,793,000	4,085,930
Series 2012-C8 Class D, 4.8808% 8/15/45 (e)(f)		1,000,000	1,002,032
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (e)		7,000,000	7,272,895
WFRBS Commercial Mortgage Trust Series 2012-C10 Class D, 4.4618% 12/15/45 (e)(f)		2,130,000	1,806,547
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $608,921,643)			640,837,045
Preferred Stocks - 5.5%
	Shares	Value
Convertible Preferred Stocks - 0.2%
Homebuilders/Real Estate - 0.2%
Alexandria Real Estate Equities, Inc. Series D 7.00%	64,000	$ 1,704,000
Nonconvertible Preferred Stocks - 5.3%
Homebuilders/Real Estate - 5.1%
Alexandria Real Estate Equities, Inc. Series E, 6.45%	79,400	2,128,714
Annaly Capital Management, Inc.:
Series A, 7.875%	108,781	2,784,794
Series C, 7.625%	48,000	1,202,400
Series D, 7.50%	34,028	848,658
CBL & Associates Properties, Inc.:
7.375%	129,000	3,272,730
Series E, 6.625%	110,000	2,755,500
Cedar Shopping Centers, Inc.:
8.875%	12,803	322,892
Series B, 7.25%	30,000	724,500
CenterPoint Properties Trust Series D, 5.377%	1,934	1,063,700
Corporate Office Properties Trust:
Series H, 7.50%	5,000	126,350
Series L, 7.375%	71,383	1,883,797
Digital Realty Trust, Inc. Series E, 7.00%	60,000	1,622,400
Essex Property Trust, Inc. Series H, 7.125%	61,727	1,641,938
First Potomac Realty Trust 7.75%	80,000	2,048,000
Hersha Hospitality Trust Series B, 8.00%	80,827	2,112,818
LaSalle Hotel Properties Series G, 7.25%	51,925	1,316,299
Lexington Realty Trust 7.55%	20,000	504,800
MFA Financial, Inc. Series A, 8.50%	12,100	311,091
Prologis, Inc. Series R, 6.75%	68,000	1,711,560
PS Business Parks, Inc.:
6.875%	34,911	945,390
Series S, 6.45%	152,000	4,056,880
Public Storage:
Series P, 6.50%	72,680	1,957,272
Series R, 6.35%	47,500	1,280,125
Series S, 5.90%	50,000	1,319,500
Realty Income Corp. Series F, 6.625%	80,000	2,140,000
Regency Centers Corp. Series 6, 6.625%	34,710	934,740
Stag Industrial, Inc. Series A, 9.00%	60,000	1,654,800
Sun Communities, Inc. Series A, 7.125% (a)	82,399	2,065,125
Taubman Centers, Inc. Series J, 6.50%	66,277	1,706,633
		46,443,406
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
Hotels - 0.2%
Hospitality Properties Trust Series D, 7.125%	70,000	$ 1,841,700
TOTAL NONCONVERTIBLE PREFERRED STOCKS		48,285,106
TOTAL PREFERRED STOCKS (Cost $47,675,510)		49,989,106
Floating Rate Loans - 3.1%
	Principal Amount (d)
Diversified Financial Services - 0.3%
Blackstone REL 10% 10/1/2017	$ 2,250,000	2,306,250
Healthcare - 0.4%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (f)	3,539,117	3,335,618
Homebuilders/Real Estate - 1.4%
CityCenter term loan 8.75% 7/1/13 (f)	521,219	521,219
EOP Operating LP term loan:
5% 2/5/13 (f)	3,000,000	2,919,600
5.25% 2/5/13 (f)	2,200,000	2,135,540
Equity Inns Reality LLC Tranche A, term loan 9.5% 11/4/13 (f)	4,869,833	4,399,624
iStar Financial, Inc. Tranche B, term loan 5.75% 10/15/17 (f)	2,370,415	2,370,415
		12,346,398
Hotels - 1.0%
Hilton Hotels Corp. Tranche D, term loan 3.459% 11/12/15 (f)	10,000,000	9,512,500
TOTAL FLOATING RATE LOANS (Cost $27,936,886)		27,500,766
Preferred Securities - 0.1%

Diversified Financial Services - 0.0%
Ipswich Street CDO Series 2006-1, 6/27/46 (c)(e)	2,515,000	0
Lenox Ltd. Series 2007-1 3/4/45 (e)	1,865,000	0
		0
Homebuilders/Real Estate - 0.1%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (e)	3,000,000	150,000
Preferred Securities - continued
	Principal Amount (d)	Value
Homebuilders/Real Estate - continued
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (e)	$ 3,100,000	$ 465,000
Crest G-Star Ltd. Series 2001-2A Class PS, 2/25/32 (e)	1,100,000	66,000
		681,000
TOTAL PREFERRED SECURITIES (Cost $11,189,293)		681,000
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 0.19% (b) (Cost $47,980,860)	47,980,860	47,980,860
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $884,969,080)		894,166,584
NET OTHER ASSETS (LIABILITIES) - 0.9%		8,547,026
NET ASSETS - 100%		$ 902,713,610
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Amount is stated in United States dollars unless otherwise noted.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $508,278,436 or 56.3% of net assets.

(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,348,581 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK6 Class NW, 6.08% 8/15/36	7/1/02	$ 15,329
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates: Class B3, 7% 9/25/41	5/21/03	$ 385,046
Class B4, 7% 9/25/41	11/2/01	$ 113,153
Class B5, 7% 9/25/41	11/2/01	$ 24,004
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates: Class B3, 5.75% 12/25/42	3/25/03	$ 1,246,602
Class B4, 5.75% 12/25/42	3/25/03	$ 219,593
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates: Class 2B4, 3.18% 6/25/43	9/29/03	$ 121,295
Class 2B5, 3.18% 6/25/43	9/29/03	$ 31,940
GMAC Commercial Mortgage Securities, Inc. Series 1999-C2I Class K, 6.481% 9/15/33	3/23/07	$ 4,528,125
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7075% 6/25/35	6/3/05	$ 830,062
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,718
Other Information

The following is a summary of the inputs used, as of November 30, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$ 49,989,106	$ 45,156,281	$ 3,769,125	$ 1,063,700
Corporate Bonds	40,695,032	-	40,099,377	595,655
Asset-Backed Securities	62,093,084	-	32,902,586	29,190,498
Collateralized Mortgage Obligations	24,389,691	-	22,469,482	1,920,209
Commercial Mortgage Securities	640,837,045	-	601,413,081	39,423,964
Floating Rate Loans	27,500,766	-	19,618,157	7,882,609
Preferred Securities	681,000	-	-	681,000
Money Market Funds	47,980,860	47,980,860	-	-
Total Investments in Securities:	$ 894,166,584	$ 93,137,141	$ 720,271,808	$ 80,757,635
Percentage of Market Value:	100.0%	10.4%	80.6%	9.0%
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Asset-Backed Securities
Beginning Balance	$ 45,118,750
Total Realized Gain (Loss)	2,845,380
Total Unrealized Gain (Loss)	8,126,027
Cost of Purchases	2,301,419
Proceeds of Sales	(17,831,886)
Amortization/Accretion	(621,258)
Transfers in to Level 3	884,160
Transfers out of Level 3	(11,632,094)
Ending Balance	$ 29,190,498
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2012	$ 9,000,918
Commercial Mortgage Securities
Beginning Balance	$ 69,189,716
Total Realized Gain (Loss)	(2,654,739)
Total Unrealized Gain (Loss)	13,984,622
Cost of Purchases	3,923,366
Proceeds of Sales	(11,669,861)
Amortization/Accretion	392,253
Transfers in to Level 3	5,833,722
Transfers out of Level 3	(39,575,115)
Ending Balance	$ 39,423,964
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2012	$ 10,189,083
Other Investments in Securities
Beginning Balance	$ 6,618,378
Total Realized Gain (Loss)	(2,850,463)
Total Unrealized Gain (Loss)	4,188,899
Cost of Purchases	7,453,932
Proceeds of Sales	(2,764,140)
Amortization/Accretion	(418,346)
Transfers in to Level 3	-
Transfers out of Level 3	(85,087)
Ending Balance	$ 12,143,173
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2012	$ 1,117,115

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $836,988,220)	$ 846,185,724
Fidelity Central Funds (cost $47,980,860)	47,980,860
Total Investments (cost $884,969,080)		$ 894,166,584
Receivable for investments sold		1,839,380
Receivable for fund shares sold		5,000,000
Dividends receivable		113,026
Interest receivable		4,857,253
Distributions receivable from Fidelity Central Funds		7,352
Prepaid expenses		3,204
Total assets		905,986,799

Liabilities
Payable to custodian bank	$ 4,553
Payable for investments purchased	2,226,212
Distributions payable	328,807
Accrued management fee	529,703
Other affiliated payables	43,078
Other payables and accrued expenses	140,836
Total liabilities		3,273,189

Net Assets		$ 902,713,610
Net Assets consist of:
Paid in capital		$ 928,564,117
Undistributed net investment income		875,656
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,933,458)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,207,295
Net Assets, for 103,549,571 shares outstanding		$ 902,713,610
Net Asset Value, offering price and redemption price per share ($902,713,610 ÷ 103,549,571 shares)		$ 8.72

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2012

Investment Income
Dividends		$ 3,311,228
Interest (including $5,000 from affiliated interfund lending)		55,748,826
Income from Fidelity Central Funds		57,718
Total income		59,117,772

Expenses
Management fee	$ 5,770,512
Transfer agent fees	121,898
Accounting fees and expenses	354,245
Custodian fees and expenses	16,357
Independent trustees' compensation	5,312
Audit	232,570
Legal	2,604
Miscellaneous	6,883
Total expenses before reductions	6,510,381
Expense reductions	(1,539)	6,508,842
Net investment income (loss)		52,608,930
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,638,795)
Foreign currency transactions	11,095
Total net realized gain (loss)		(3,627,700)
Change in net unrealized appreciation (depreciation) on: Investment securities	91,581,448
Assets and liabilities in foreign currencies	(46)
Total change in net unrealized appreciation (depreciation)		91,581,402
Net gain (loss)		87,953,702
Net increase (decrease) in net assets resulting from operations		$ 140,562,632

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 52,608,930	$ 44,881,936
Net realized gain (loss)	(3,627,700)	(14,509,860)
Change in net unrealized appreciation (depreciation)	91,581,402	24,888,128
Net increase (decrease) in net assets resulting from operations	140,562,632	55,260,204
Distributions to shareholders from net investment income	(55,805,490)	(53,990,899)
Distributions to shareholders from net realized gain	(1,002,919)	-
Total distributions	(56,808,409)	(53,990,899)
Share transactions Proceeds from sales of shares	72,909,190	122,011,000
Reinvestment of distributions	52,852,749	49,766,466
Cost of shares redeemed	(24,330,768)	(40,788,912)
Net increase (decrease) in net assets resulting from share transactions	101,431,171	130,988,554
Total increase (decrease) in net assets	185,185,394	132,257,859

Net Assets
Beginning of period	717,528,216	585,270,357
End of period (including undistributed net investment income of $875,656 and undistributed net investment income of $6,610,315, respectively)	$ 902,713,610	$ 717,528,216
Other Information Shares
Sold	8,915,448	15,362,938
Issued in reinvestment of distributions	6,425,989	6,256,650
Redeemed	(2,966,285)	(5,157,934)
Net increase (decrease)	12,375,152	16,461,654

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Cash Flows

Year ended November 30, 2012

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 140,562,632
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Change in receivable for investments sold	(1,615,528)
Change in dividend receivable	(60,409)
Change in interest receivable	(743,788)
Change in prepaid expenses	(1,101)
Change in other affiliated receivables	84
Change in payable for investments purchased	(1,695,623)
Change in other payables and accrued expenses	119,325
Purchases of long-term investments	(231,398,894)
Proceeds from sales of long-term investments	156,267,930
Purchases of and proceeds from maturities/sales of short-term investments - net	(48,907,314)
Net cash from return of capital distributions	(328,587)
Net amortization/accretion of premium/discount	(1,972,385)
Net realized loss on investment securities and foreign currency transactions	3,627,700
Change in net unrealized (appreciation) depreciation on investment securities and assets and liabilities in foreign currencies	(91,581,402)
Net cash used in operating activities	(77,727,360)
Cash flows from financing activities:
Proceeds from sales of shares	67,909,190
Distributions to shareholders net of reinvestments	(3,829,832)
Cost of shares redeemed	(24,330,768)
Change in payable to custodian bank	4,553
Net cash provided by financing activities	39,753,143
Net decrease in cash and cash equivalents	(37,974,217)
Cash, beginning of year	37,974,217
Cash, end of year	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 7.87	$ 7.83	$ 6.85	$ 5.76	$ 10.11
Income from Investment Operations
Net investment income (loss) B	.537	.546	.567	.598	.804
Net realized and unrealized gain (loss)	.898	.167	1.096	.844	(4.294)
Total from investment operations	1.435	.713	1.663	1.442	(3.490)
Distributions from net investment income	(.574)	(.673)	(.683)	(.352)	(.835)
Distributions from net realized gain	(.011)	-	-	-	(.025)
Total distributions	(.585)	(.673)	(.683)	(.352)	(.860)
Net asset value, end of period	$ 8.72	$ 7.87	$ 7.83	$ 6.85	$ 5.76
Total Return A	18.94%	9.34%	25.65%	26.28%	(37.01)%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.82%	.83%	.90%	.85%
Expenses net of fee waivers, if any	.81%	.82%	.83%	.90%	.84%
Expenses net of all reductions	.81%	.82%	.83%	.90%	.83%
Net investment income (loss)	6.52%	6.86%	7.67%	10.11%	9.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 902,714	$ 717,528	$ 585,270	$ 379,184	$ 312,363
Portfolio turnover rate D	21%	20%	17%	18%	20%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2012

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund attempts to obtain prices from one or more third party pricing vendors or brokers. For certain securities, independent prices may be unavailable, unreliable or limited to a single source or dealer. As of November 30, 2012, 22% of the securities held by the Fund were either valued based on a price provided by a single source or dealer or were fair valued. Actual prices may differ from the values that would be realized if the securities were sold, and the differences could be material.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Quantitative Information about Level 3 Fair Value Measurements Fidelity Real Estate High Income Fund as of November 30, 2012
The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.
Asset Type	Fair Value at 11/30/12	Valuation Technique(s)	Unobservable Input	Range	Weighted Average
Asset-Backed Securities	$ 6,437,647	Discounted Cash Flow	Yield	5.76% - 10%	9.21%
		Market Comparable	Spread	6.25%	6.25%
		Expected Distribution	Recovery Rate	0% - 100%	69.59%
Collateralized Mortgage Obligations	$ 1,919,802	Discounted Cash Flow	Yield	3% - 52%	26.99%
		Expected Distribution	Recovery Rate	0%	0%
Commercial Mortgage Securities	$ 21,118,696	Discounted Cash Flow	Yield	8% - 50%	9.03%
		Market Comparable	Spread	12.03% - 58.10%	20.75%
		Expected Distribution	Recovery Rate	0% - 78%	74.68%
Corporate Bonds	$ 595,655	Discounted Cash Flow	Yield	30%	30%
		Expected Distribution	Recovery Rate	0%	0%
Floating Rate Loans	$ 2,827,469	Discounted Cash Flow	Yield	8.91% - 9.76%	9.6%
Preferred Securities	$ -	Expected Distribution	Recovery Rate	0%	0%

For the unobservable inputs listed in the table above, a significant increase in yields or spreads could result in a significant decrease to the fair value measurement. A significant increase in estimated recovery rates could result in a significant increase to the fair value measurement.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2012, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of November 30, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to excise tax regulations and wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 76,090,714
Gross unrealized depreciation	(67,084,276)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,006,438

Tax Cost	$ 885,160,146

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,445,128
Capital loss carryforward	$ (36,311,858)
Net unrealized appreciation (depreciation)	$ 9,016,229

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (5,138,254)
2017	(12,497,160)
2019	(15,362,164)
Total with expiration	(32,997,578)
No expiration
Long-term	(3,314,280)
Total capital loss carryforward	$ (36,311,858)

The tax character of distributions paid was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$ 56,808,409	$ 53,990,899

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $231,398,894 and $155,943,003, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate
Lender	$ 10,117,906.34%

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,124 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,539.

Annual Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 21% of the total outstanding shares of the fund.

9. Credit and Liquidity Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgaged backed securities. As these securities have a higher degree of sensitivity to changes in economic conditions, including real estate values, the risk of default is higher, and the liquidity and/or value of such securities may be adversely affected.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series I) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 25, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 236 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-401-292-6402.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (41)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Assistant Treasurer (2012-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate High Income Fund voted to pay on December 31, 2012 , to shareholders of record at the opening of business on December 28, 2012, a distribution of $0.035 per share derived from capital gains realized from sales of portfolio securities.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $41,325,108 of distributions paid during the period January 1, 2012 to November 30, 2012 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Real Estate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-year period, the second quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 70% means that 30% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2011. The Board considered that the fund is a unique investment product for large institutional clients that, unlike typical high income funds, focuses on lower quality commercial mortgage-backed securities and other real estate-related investments and, as such, competitive rankings are less meaningful. FMR is not aware of any other mutual funds with a similar investment strategy.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

REHI-UANN-0113
1.786712.109

Item 2. Code of Ethics

As of the end of the period, November 30, 2012, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Real Estate High Income Fund (the "Fund"):

Services Billed by PwC

November 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$224,000	$-	$6,500	$1,800

November 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$220,000	$-	$5,500	$1,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	November 30, 2012A	November 30, 2011A
Audit-Related Fees	$5,130,000	$3,505,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	November 30, 2012 A	November 30, 2011 A
PwC	$6,050,000	$5,250,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

I

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 28, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 28, 2013